UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2025

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Exchange Agreement

On July 17, 2025, the Company entered into an Exchange Agreement (the “Exchange Agreement”) by and among the Company and the Investors. Pursuant to the Exchange Agreement, the parties intended to effect a voluntary security exchange transaction (the “Transaction”) whereby the Investors will exchange the Series A and Series B Warrants previously purchased in the April 14, 2025 private placement (the “April 2025 Private Placement”) for an aggregate of 60,000 shares of Series B Preferred Stock (the “Exchange Shares”), with the New Series B Convertible Preferred Stock’s rights and preferences being set forth on that certain certificate of designation (the “Certificate of Designation”) of the Company, filed with the State of Delaware on July 17, 2025, in substantially in the form set forth hereto as Exhibit 3.1.

The Exchange Agreement contains other customary provisions including representations and warranties for the Company and the Investors, governing law, and notice.

The Certificate of Designation, the form of Exchange Agreement and the form of Registration Rights Agreement are filed as Exhibits 3.1, 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The above descriptions of the terms of the Exchange Agreement are not complete and are qualified in their entirety by reference to such exhibits.

Registration Rights Agreement

In connection with the Transaction, the Company entered into a registration rights agreement with the Purchasers on July 17, 2025 (the “Registration Rights Agreement”), pursuant to which the Company is required to file a registration statement covering the resale of the Securities by July 28, 2025

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K regarding the Exchange Agreement and the shares issuable thereunder are hereby incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series B Preferred Stock Certificate of Designation

On July 17, 2025, the Company filed a Certificate of Designation (the “Certificate of Designation”) with the Delaware Secretary of State designating, 60,000 shares as Series B Convertible Preferred Stock (the “Series B Preferred Stock”), each with a stated value of $1,000 per share (the “Stated Value”). The Certificate of Designation sets forth the rights, preferences and limitations of the shares of Series B Preferred Stock. Terms not otherwise defined in this item shall have the meanings given in the Certificate of Designation.

The following is a summary of the terms of the Series B Preferred Stock:

Dividends. At all times following the issuance of the Series B Preferred Stock, while shares of Series B Preferred Stock are issued and outstanding, holders of Series B Preferred Stock shall be entitled to receive, and the Company shall pay, dividends on shares of Series B Preferred Stock equal (on an as-if-converted-to-Common-Stock basis and without regard to any limitations on conversion set forth herein or otherwise) to and in the same form as dividends (which shall be made in accordance with the terms of the Certificate of Designation) actually paid on shares of the Company’s Common Stock (the “Common Stock”) when, as and if such dividends (which shall be made in accordance with the terms of the Certificate of Designation) are paid on shares of the Common Stock.

Voting Rights. Subject to certain limitations described in the Certificate of Designation, the Series B Preferred Stock is voting stock. The issuance of preferred stock has limited voting power, such that the preferred stock would vote as if converted at the “Nasdaq Minimum Price” as defined in Listing Rule 5635(d)(1), on the date of issuance. Notwithstanding the foregoing, the holders of the Series B Preferred Stock shall not be permitted to vote in excess of 19.99% until shareholder approval for the Series B Preferred Stock is obtained.

Liquidation. Upon any Liquidation (as defined in the Certificate of Designation), the assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of the Company’s Series A Convertible Preferred Stock, Series B Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Series B Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth in the Certificate of Designation or otherwise.

Conversion. Subject to the limitations set forth in the Certificate of Designation, at the option of the holder, each share of Series B Preferred Stock shall be convertible into a number shares of Common Stock obtained by dividing the Stated Value of each such share of Series B Preferred Stock by the conversion price of $0.392 (the “Conversion Price”). The Conversion Price is subject to adjustment, pursuant to Section 6 of the Certificate of Amendment, in the event of stock dividends and stock splits, subsequent rights offerings, pro rata distributions, and fundamental transactions.

The foregoing summary of the terms of the Series B Preferred Stock is qualified in its entirety by reference to the text of the Certificate of Designation, which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

The Company hereby affirms its commitment to maintaining shareholder value and compliance with Nasdaq listing standards. As part of this commitment, the Company has ceased all forms of dilutive financing and does not intend to engage in any such transactions moving forward. Management recognizes the impact that past dilutive financing activities may have had on shareholder equity and market perception, and has taken concrete steps to pursue alternative, non-dilutive funding strategies to support the Company's long-term growth and stability. The Company is fully committed to transparent and responsible capital management in alignment with the expectations of the Nasdaq Capital Market.

Item 9.01 Exhibits

Exhibit No.	Description
3.1	Series B Certificate of Designation
10.1	Form of Exchange Agreement
10.2	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: July 18, 2025	By:	/s/ Michael McLaren
Name: Michael McLaren
Title: Chief Executive Officer

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